Exhibit 99.1

Exhibit 99.1

STRATEGIES & STRENGTHS

First Quarter 2004

Investor Presentation

Forward-looking Statements and Risk Factors

This presentation, like many written and oral communications presented by the Company and its authorized officers, may contain certain forward-looking statements regarding its prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its plans and strategies, including its merger with Roslyn Bancorp, is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed restructuring; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in general economic conditions; interest rates, deposit flows, loan demand, real estate values, competition, and demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Our Mission

Our primary goal is the creation of shareholder value.

The mission of New York Community Bancorp, Inc. is to create shareholder value by consistently delivering the thrift industry’s top financial performance, and by providing those who live and work in the New York metro region with easy access to the full range of financial products and services they seek.

Strengths: Market Leader

We are a leading lender, depository, and revenue producer in the NY metro region.

The leading producer of multi-family loans in New York City, with a portfolio of $7.8 billion at 3/31/04 (a)

The second largest thrift depository in the New York metro region, with 141 locations and deposits of $10.0 billion at 3/31/04 (a)(b)

The leading supermarket banking franchise in the New York metro region, with 52 in-store branches (a)

Ranked within the top 3% of U.S. thrifts generating income from investment product sales (c)

(a) SNL DataSource

(b) NY metro region includes Queens, Staten Island, Brooklyn, Nassau, and Suffolk counties.

(c) Singer’s Annuity and Funds Report

Strengths: Industry Leader

We lead the industry in total returns to shareholders and financial performance.

10-Year Total Return (a)

#1 among all publicly traded thrifts

#12 among all public companies

5-Year Total Return (a)

#1 among all publicly traded thrifts

Financial Performance (b)

Top-performing large thrift in the U.S. since 1998

Efficiency (c)

3rd most efficient bank holding company in the U.S.

(a) Wall Street Journal, 3/8/04

(b) ThriftINVESTOR, 5/03

(c) American Banker, 2/25/04

Strength: Balance Sheet

With assets of $26.5 billion, we are the nation’s 4th largest thrift.

(dollars in billions)

Linked-

At Quarter 5-Year 10-Year

3/31/04 Increase CAGR CAGR

Total assets $ 26.5 13.0% 71.9% 37.9%

Total loans 10.9 20.0(a)(b) 48.0 29.7

Multi-family loans 7.8 23.2(a) 43.3 32.8

Core deposits 6.1 2.9 74.4 29.4

Stockholders’ equity 3.4 18.4 88.1 32.9

Tangible stockholders’

equity 1.4 101.4 56.6 21.2

(a) Annualized growth rate.

(b) Excludes $130 million of loans sold in 1Q ‘04.

Strength: Income Statement

We have been ranked the nation’s top-performing large thrift for the past 5 years. (a)

(in millions, except per share data)

Y-O-Y 5-Year 10-Year

1Q 2004 Increase CAGR CAGR

Net Interest Income $ 213.5 97.2% 66.7% 31.7%

Other Operating Income 37.5 41.8 126.4 56.4

Earnings 130.0 93.0 73.6 40.9

Cash Earnings (b) 160.6 122.1 70.1 40.6

Diluted EPS 0.48 29.7 34.3 28.2

Diluted Cash EPS (b) 0.59 47.5 31.5 28.0

(a) May 2003 ThriftINVESTOR

(b) Please see reconciliation to GAAP earnings on page 28, #1.

Strategies: Multi-family Lending Niche

We have a profitable, efficient, and risk-averse lending niche.

Strategy

Rent-controlled / rent-stabilized buildings generate stable cash flow

5-year fixed / 5-year adjustable term

Pre-payment penalties: 5-4-3-2-1 points

Average loan at 3/31/04: $2.5 mn

Average LTV ratio at 3/31/04: 57.4%

Expected weighted average life at 3/31/04: 3.3 years

Results

Produces higher term yields than alternative 1-4 year assets

Is more efficient to produce and service

Is more resilient against economic stress

Reduces interest rate risk

Reduces credit risk (no net charge-offs since 1987)

Enhances asset quality

Increases earnings

Strength: Multi-family Lending Niche

We are the leading producer of multi-family loans for portfolio in New York City.

(in millions)

Loan Originations

Multi-family Loan Originations All Other Loan Originations

1993 1998 1999 2000 2001 2002 2003 1Q ‘03 1Q ‘04

Total $ 196 $ 487 $ 677 $ 616 $ 1,150 $ 2,560 $ 4,330 $ 771 $ 1,071

Strength: Multi-family Lending Niche

The multi-family loan portfolio is expected to grow 23% in 2004.

(in millions)

Loans Outstanding (a)

Multi-family Loans Outstanding All Other Loans Outstanding

12/31/93 12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 3/31/04 Total $791 $1,611 $3,636 $5,405 $5,489 $10,499 $10,917

(a) Excludes net deferred loan origination fees and costs.

Strategies: Community Banking

We emphasize convenience and exceptional customer service.

Hours: Weekend, extended evening, and early-bird hours

Products & services: A full-service menu of traditional banking products and services, complemented by an extensive range of alternative investment products

Multiple service channels: Traditional and in-store branches; bank online, by phone, or by mail

Easy access: Walk-up windows, drive-up bays, ATMs Staffing:

Over 400 licensed retail personnel in addition to a fully commissioned sales force

Technology: State-of-the-art ATMs and online real time processing on an IP frame

Strength: Community Banking

Our structure recognizes and capitalizes on the brand equity of our divisional banks.

Division

Market Traditional In-store

Served Branches Branches Total

Queens 25 8 33

Long Island 33 27 61(a)

Staten Island 17 5 23(b)

Brooklyn 4 5 9

Westchester & Other NYC - 6 6

Hudson County, NJ 4 - 4

Essex & Union Counties, NJ 4 1 5

87 52 141(b)

Bronx.

(a) Includes one traditional branch in the Bronx. (b) Includes a customer convenience center.

Strategies: Deposit Mix

Earnings growth has been supported by our low-cost mix of deposits.

Strategy

Emphasize core deposits

Offer alternative investment products

Run off higher cost CDs

Results

Reduces funding costs

Provides cross-selling opportunities

Discourages hot money deposits

Enhances net interest income and margin

Generates fee income

Increases earnings

Strength: Deposit Mix

We are the second largest thrift depository in our market.

(in billions)

Deposit Mix

Core Deposits CDs

Total Deposits: $0.8 $1.1 $1.1 $3.3 $5.4 $5.3 $10.3 $10.0 Core / Total Deposits: 56.5% 34.4% 38.8% 42.5% 55.8% 62.9% 57.8% 61.2% Loans / Total Deposits: 94.2% 135.7% 150.0% 111.6% 99.2% 104.3% 101.7% 108.9%

Strategies: Risk Management

Our risk-averse nature is reflected in our strategic mix of assets and liabilities.

Strategy

Emphasize multi-family lending in

NYC

Originate subdivision construction

loans on Long Island

Redeploy liquidity from securities

into loans

Originate 1-4 family and consumer

loans on a conduit basis

Emphasize core deposits

Offer third-party investment

products

Run off higher cost CDs

Results

Reduces interest rate risk

Reduces credit risk

Reduces extension risk

Contains expenses

Enhances consistency of net interest margin

Increases earnings

Strength: Risk Management

Our balance sheet structure has shielded our margin from interest rate volatility.

5-year U.S. Treasury CMT Range: 2.78%—6.36%

3-month LIBOR Range: 1.11%—6.40%

NYB net interest margin Range: 3.33%—4.31%

12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 03/31/04

3.79% 3.33% 3.59% 4.31% 3.94% 4.00% NYB NIM

Strength: Risk Management

The quality of our assets reflects our underwriting standards.

No net charge-offs against the allowance for loan losses for 38 consecutive quarters

NPAs to total assets equaled 0.11% at 3/31/04

The allowance for loan losses equaled 263.79% of NPLs at 3/31/04

Acquired lenders with a long history of successful residential construction and subdivision lending

No losses on any local-market multi-family loans in more than two decades

Strategies: Cost Containment

Efficiency is a key component of our financial performance.

Strategy

Emphasis on multi-family lending

Above-average deposits per traditional branch ($110 mn at 3/31/04) (a)

Franchise expansion through M & A

Cost-effective de novo branch expansion

Hub & spoke approach to in-store branching

Profitable third-party alliances

Results

Reduces compensation and benefits expense

Reduces general and administrative expense

Reduces occupancy and equipment expense

Increases fee and other income

Increases earnings

(a) Excludes three recent de novo branches

Strength: Efficiency

Our 1Q ‘04 efficiency ratio improved 325 bp on a linked-quarter basis to 18.70%.

Efficiency Ratio

U.S. Thrifts 65.21% 63.26% 65.10% 65.10%(b)

Top 100 Thrifts 57.01% 57.34% 58.32% 58.32%(b)

NYB 30.50%(a) 25.32% 23.59%(a) 18.70%

(a) Core efficiency ratio; please see reconciliation to reported efficiency ratio on page 28, #2.

(b) 1Q ‘04 industry data not yet available.

Strategies: Accretive Merger Transactions

We have a solid record of accretive in-market transactions.

Strategy

Acquired Haven Bancorp (HAVN) on 11/30/00

Merged with Richmond County Financial Corp. (RCBK) on 7/31/01

Merged with Roslyn Bancorp (RSLN) on 10/31/03

Results

Expanded the franchise

Increased deposit share

Increased interest-earning assets

Increased low-cost funding

Improved loan / deposit ratio

Increased earnings

Strength: Accretive Merger Transactions

Our franchise, value, and performance have been enhanced by merger transactions.

(dollars in billions, except per share data)

w / HAVN w / RCBK w/RSLN

12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 3/31/04

No. of branches 14 86 120 110 139 140

Loan / deposit ratio 150.0% 111.6% 99.2% 104.3% 101.7% 108.9%

Core deposits $0.4 $1.4 $3.0 $3.3 $6.0 $6.1

Total assets $1.9 $4.7 $9.2 $11.3 $23.4 $26.5

Market cap $0.57 $1.1 $2.3 $3.1 $7.3 $9.3

Price per share $6.79 $9.19 $12.86 $16.25 $28.54 $34.28(a) (a) (a) (b)

Diluted EPS $0.42 $0.47 $0.77 $1.25 $1.63 $2.17-$2.20

(a) Diluted core EPS; please see reconciliation to diluted GAAP EPS on page 29, #3.

(b) Full-year Company estimate.21

Strategies: Balance Sheet Restructuring

We are in the process of restructuring the post-RSLN balance sheet.

Strategy

Structuring the asset mix to produce

cash flows for investment in loan

production at higher yields in a rising

rate environment

Producing a record volume of loan

originations

Increasing core deposits while

reducing concentration of higher-cost

CDs

Replacing FHLB borrowings with

reverse repos with Wall Street firms at

favorable rates

Sold $130 mn of home equity loans in

1Q ‘04

Results

Reduces interest rate risk

Reduces credit risk

Reduces extension risk

Enhances net interest margin

Enhances the quality of earnings

Increases earnings

Strength: Capital Management

We actively manage our capital.

9 stock splits in 10 years, including a 4-for-3 split on 2/17/04

11.3 million shares repurchased in 2003; 2.1 million in 1Q ‘04

5 million-share repurchases authorized on 2/26/04 and 4/20/04

90-fold increase in quarterly cash dividend since 1994, including a 122% increase over the last 6 quarters

Approximately $483 million of regulatory capital raised in 2002 and 2003

$600 million shelf registration filed in 2Q ‘03

Approximately $400 million generated through follow-on offering of 13.5 million shares of common stock in 1Q ‘04

Strength: Performance

The Company has a solid record of earnings growth.

Diluted EPS Growth

$0.121993

$0.42 1999

$0.47(a) 2000

$0.76(a) 2001

$1.25 2002

$1.63(a) 2003

$2.17 -$2.20(b) 2004

5-YR CAGR: 40% 11-YR CAGR: 30%

(a) Diluted core EPS; please see reconciliation to diluted GAAP EPS on page 29, #3.

(b) Company estimates.

Strength: Share Value

From 11/23/93 to 3/31/04, the value of our shares appreciated 3,586%.

(dollars in millions, except per share data)

Market Capitalization

Price per share (adjusted for 9 splits, including a 4-for-3 stock split on 2/17/04)

Annual yield produced by $1.00 per share dividend on shares purchased at this date

55%74% 5-YR CAGR: CAGR Since IPO:

$105$0.93 11/23/93 107.5%

$632 $7.44 12/31/98 13.4%

$570 $6.79 12/31/99 14.7%

$1,087 $9.19 12/31/00 10.9%

$2,329 $12.86 12/31/01 7.8%

$3,052 $16.25 12/31/02 6.2%

$7,325 $28.5412/31/03 3.5%

$9,286 $34.283/31/042.9%

Strength: Total Returns

Each of our merger transactions has provided an opportunity for share value creation.

Increase in Date of Merger Total Return Quarterly Cash Bank Announcement thru 3/31/04(a) Dividend(b)

HAVN June 27, 2000 776% 1,287%

RCBK March 27, 2001 278 278

RSLN June 27, 2003 68 61

(a) Compares NYB’s closing price of $34.28 on 3/31/04 to the acquiree’s closing price preceding the merger announcement; assumes dividends have been reinvested.(b) Compares NYB’s $0.25 per share dividend to the acquiree’s pre-merger dividend.

Strength: Total Returns

From 11/23/93 to 3/31/04, the total return to our charter investors was 4,609%.

Total return from 11/23/93 through the date noted, assuming dividends were reinvested

Price per share (adjusted for 9 splits, including a 4-for-3 stock split on 2/17/04)

Annual yield produced by $1.00 per share dividend on shares purchased at this date

Total Returns

65%46% 5-YR CAGR:

CAGR since IPO:

28% $0.93 11/23/93 107.5%

770% $7.44 12/31/98 13.4%

718% $6.79 12/31/99 14.7%

1,057% $9.19 12/31/00 10.9%

1,600% $12.8612/31/01 7.8%

2,051% $16.2512/31/02 6.2%

3,794% $28.5412/31/03 3.5%

4,609% $34.283/31/042.9%

Appendix

Reconciliation of GAAP and Non-GAAP Measures

1. The Company calculated its diluted cash earnings per share for 1Q 2004 by adding back to the quarter’s net income non-cash items totaling $30.5 million. The Company calculated its diluted cash earnings per share for 1Q 2003 by adding back to the quarter’s net income non-cash items totaling $4.9 million. Please see the table below for a reconciliation of the Company’s diluted cash and GAAP earnings for the respective periods.

For the Three Months Ended For the Three Months Ended

March 31, March 31,

2004 2003

(in thousands, except per share data)

Net income $ 130,023 $ 67,368

Add back:

Amortization and appreciation of stock-related benefit plans 3,290 1,711

Associated tax benefits 23,315 807

Dividends on unallocated ESOP shares 1,064 901

Amortization of core deposit intangible and goodwill 2,860 1,500

Total additional contributions to tangible stockholders’ equity 30,529

Cash earnings $ 160,552 $

Basic cash earnings per share $ 0.62

Diluted cash earnings per share $

2. On a reported basis, the Company’s 2001 and 2003 efficiency ratios were 38.04% and 26.83% respectively. Its 2001 core efficiency ratio excluded a gain of $1.5 million on the sale of Bank-owned property from other operating income and a $22.8 million merger-related charge from operating expenses. Its 2003 core efficiency ratio excluded a gain of $37.6 million on the sale of its South Jersey Bank Division from other operating income and a merger-related charge of $20.4 million from operating expenses.

Appendix

Reconciliation of GAAP and Non-GAAP Measures

3. As calculated in accordance with GAAP, the Company’s 2000, 2001, and 2003 diluted earnings per share were $0.32, $0.75, and $1.65, respectively. The 2003 amount includes a $37.6 million gain on the sale of the Company’s South Jersey Bank Division, recorded in other operating income, and a merger-related charge of $20.4 million, recorded in operating expenses, resulting in an after-tax net gain of $3.7 million, or $0.02 per diluted share. The 2001 amount includes a $1.5 million gain on the sale of Bank-owned property, recorded in other operating income; a merger-related charge of $22.8 million, recorded in operating expenses; and a $3.0 million charge recorded in income tax expense, resulting in an after-tax net charge of $16.8 million, or $0.12 per diluted share. The 2000 amount includes a $13.5 million gain on the sale of Bank-owned property, recorded in other operating income, and a merger-related charge of $24.8 million, recorded in operating expenses, resulting in an after-tax net charge of $7.3 million, or $0.09 per diluted share. Please see the table below for a reconciliation of the Company’s diluted core and GAAP earnings for the respective periods.

For the Years Ended December 31,

2003 2002 2001 2000

(in thousands, except per share data)

Net income $323,371 $229,230 $104,467 $24,477 Adjustments to net income: Gain on sales of Bank-owned property (37,613) — (1,500) (13,500) Merger-related expenses 20,423 — 22,800 24,800 Income tax expense adjustment — — 3,000 —Total adjustments to net income

(17,190) — 24,300 11,300 Income tax expense (benefit) on adjustments 13,514 — (7,455) (3,955) Core earnings $319,695 $229,230 $121,312 $31,822 Basic core earnings per share $1.68 $1.27 $0.89 $0.42 Diluted core earnings per share $1.63 $1.25 $0.87 $0.41

For More Information:

The Company trades on the NYSE under the symbol “NYB”.

Log onto our web site: www.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: New York Community Bancorp, Inc.

615 Merrick Avenue Westbury, NY 11590